                       FIRST AMENDMENT TO CREDIT AGREEMENT

      This FIRST AMENDMENT TO CREDIT AGREEMENT (this "FIRST AMENDMENT") is entered into effective as of December 23, 2003, among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the "BORROWER"), MARTIN MIDSTREAM PARTNERS L.P. (the "MLP"), a Delaware limited partnership, and MARTIN OPERATING GP LLC, a Delaware limited liability company, as guarantors, the financial institutions parties to the Credit Agreement (collectively, the "LENDERS"), and ROYAL BANK OF CANADA, as administrative agent (the "ADMINISTRATIVE AGENT") and collateral agent for the Lenders and as L/C Issuer, Swing Line Lender and a Lender.

      WHEREAS, the Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of November 6, 2002 (the "CREDIT AGREEMENT");

      WHEREAS, the Borrower has entered into that certain Asset Purchase Agreement (as amended, supplemented, restated or otherwise modified prior to the date hereof, the "TESORO ASSET PURCHASE AGREEMENT") dated as of October 27, 2003 by and between the Borrower, the MLP and Tesoro Marine Services, L.L.C. ("Tesoro"), pursuant to which the Borrower has agreed to purchase from Tesoro certain petroleum distribution and terminalling assets, vessels and related assets (collectively, the "ACQUIRED ASSETS") (the acquisition of the Acquired Assets contemplated by the Tesoro Asset Purchase Agreement is herein called the "TESORO ACQUISITION"); and

      WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement in order to facilitate the Tesoro Acquisition, which include, among other things, an increase in the amount of the Acquisition Subfacility Commitment by $20,000,000 in order to finance the Tesoro Acquisition.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Definitions. Unless otherwise defined in this First Amendment, terms used in this First Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in SECTION 1.02 of the Credit Agreement shall apply to this First Amendment.

      SECTION 2. Amendments to the Credit Agreement. Subject to satisfaction of the conditions precedent set forth in SECTION 3 of this First Amendment, the Credit Agreement is hereby amended as follows:

      (a) From and after the First Amendment Effective Date (defined below), (i) the Acquisition Subfacility Commitment under the Credit Agreement shall be increased from $10,000,000 to $30,000,000, and (ii) the Committed Sum of each Lender shall be as set forth on SCHEDULE 2.01 attached hereto as APPENDIX A.

      (b) The following definitions are inserted alphabetically into SECTION
1.01 of the Credit Agreement:

            First Amendment means that certain First Amendment to Credit Agreement dated as of the First Amendment Effective Date among the Borrower, the MLP, Martin Operating GP, LLC, the Administrative Agent, the Collateral Agent and the Lenders.

            First Amendment Effective Date means December 23, 2003.

            Minimum Fixed Asset Coverage Percentage means 150%; provided, however, from and after the date that is twelve months after the First Amendment Effective Date, the term Minimum Fixed Asset Coverage Percentage shall mean 175%.

            Non-Offset Agreement means that certain Non-Offset Agreement dated as of December 23, 2003, among the Borrower, the MLP, Martin Operating GP LLC, Martin Midstream GP LLC, Martin Resource and the Subsidiaries of Martin Resource therein named.

            OLV has the meaning set forth in Section 7.15(e).

            Super Majority Lenders means (a) on any date of determination prior to the Maturity Date, those Lenders holding more than 75% of the sum of
      (i) the Revolver Commitment plus (ii) the Term Loan Principal Debt; and
      (c) on any date of determination on or after the Maturity Date, those Lenders holding more than 75% of the Outstanding Amount of Loans.

            Tesoro Acquisition means the acquisition by the Borrower of the petroleum distribution and terminalling assets, vessels and related assets from Tesoro Marine Services, L.L.C. pursuant to the Asset Purchase Agreement dated as of October 27, 2003, by and between Tesoro Marine Services, L.L.C., the Borrower and the MLP, as amended, supplemented, restated or otherwise modified from time to time.

      (c) The definition of "Acquisition Subfacility Commitment" in SECTION 1.01 of the Credit Agreement is hereby amended by replacing the term "$10,000,000" set forth therein with the term "$30,000,000".

      (d) The definition of "Applicable Rate" in SECTION 1.01 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

            "Notwithstanding the foregoing, the Applicable Rate shall be adjusted on the First Amendment Effective Date and shall be set at the higher of (i) the Applicable Rate set forth in the Pricing Grid above that corresponds to the Pro Forma Leverage Ratio (defined below in this paragraph), and (ii) Pricing Level 3. Such adjusted Applicable Rate shall remain in effect until the Borrower delivers a Compliance Certificate pursuant to Section 6.01(b) for the year ending December 31, 2003, and on the first day of the fiscal quarter following delivery of such Compliance Certificate, the Applicable Rate will be adjusted based on the Leverage Ratio set forth in such Compliance Certificate, as set forth in the preceding paragraph. As used in this paragraph, "Pro Forma Leverage Ratio" means the Leverage Ratio based on the pro forma financial statements delivered by the Borrower on the First Amendment Effective Date, which pro forma financial statements shall give effect to the Tesoro Acquisition and the making of the Loans on the First Amendment Effective Date and shall be prepared on a pro forma basis (in a manner satisfactory to the Administrative Agent) as of the end of the fiscal quarter most recently ended. In the event the Borrower fails to deliver a Compliance Certificate in accordance with Section 6.01(b) for the year ended December 31, 2003, then the Applicable Rate shall be adjusted in accordance with the rules set forth in clauses (a), (b) and (c) of the preceding paragraph."

      (e) The definition of "Capital Expenditure" in SECTION 1.01 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

            "For the avoidance of doubt, as used in this Credit Agreement, the terms Capital Expenditure, capital expenditure and expenditure shall not include expenditures for Acquisitions."

      (f) The definition of "Material Agreements" in SECTION 1.01 of the Credit Agreement is hereby amended by adding the following new clauses after clause (p) thereof and renaming the existing clause (q) and (r) accordingly:

      "(q) Marine Lubricants Delivery Agency & Transportation Agreement by and between Chevron International Oil Company, Inc. and Tesoro Petroleum Distributing Company dated November 1, 1993,

      (r) Marine Products Handling Agreement by and between Texaco Fuel and Marine Marketing and Tesoro Petroleum Distributing Co. dated January 1, 1993,

      (s) Lubricants Reseller Contract by and between Shell Oil Company and Tesoro Petroleum Distributing Company dated December 1, 1990,

      (t) Marine Lubricants Distributor Agreement by and between ExxonMobil Oil Corporation and Tesoro Marine Services, LLC dated July 1, 2001,

      (u) Lubrication Marketer Agreement by and between Chevron Products Company, a division of Chevron U.S.A. Inc. and Tesoro Marine Services, Inc. dated August 1, 2003,

      (v) Lease Agreement, Galveston, Texas (Terminal #1) by and between BJ Services Company, U.S.A. and Tesoro Coastwide Services Company dated September 1, 1997,

      (w) Lease Agreement Harbor Island, Texas by and between BJ Services Company, U.S.A. and Tesoro Coastwide Services Company dated September 1, 1997,

      (x) Warehousing and Service Agreement - Freeport / Harbor / Island / Sabine Pass / Galveston / Port O'Connor by and between M-I Drilling Fluids L.L.C. and Coastwide Marine Services, Inc. dated April 10, 1995,

      (y) Continuing Contract No. C-33146 by and between Exxon Company, USA and Tesoro Marine Services, Inc. dated December 17, 1990,

      (z) Service Agreement by and between Newpark Drilling Fluids and Tesoro Coastwide Service Company dated September 19, 1997,

      (aa) Tank Farm Operating Agreement between Chevron U.S.A. Production Company and Tesoro Coastwide Services Company dated effective April 25, 1997,

      (bb) Transportation Services Agreement between the Borrower and Midstream Fuel Service LLC dated as of December 23, 2003,

      (cc) Terminal Services Agreement between the Borrower and Midstream Fuel Service LLC dated as of December 23, 2003,"

      (g) Clause (a) of the definition of "Permitted Acquisition" in SECTION
1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "(a) (i) in the case of each Investment, such Investment results in the Borrower's ownership of a Subsidiary (or such Investment is an Investment in an existing Subsidiary) and the

      Borrower shall have complied with the requirements of Sections 6.15 and
      6.18 as of the date of such Investment, and (ii) in the case of each Acquisition, the Borrower or applicable Subsidiary consummating the Acquisition shall have complied with Section 6.18 as of the date of such Acquisition;"

      (H) SECTION 6.18(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

            "(a) The Borrower and the MLP shall cause the MLP and each Subsidiary of the Borrower and the MLP to take such actions and to execute and deliver such documents and instruments as the Administrative Agent shall request pursuant to this Section 6.18(a) to ensure that the Collateral Agent on behalf of the Lenders shall, at all times, have currently effective duly executed Loan Documents granting Liens and security interests in (i) not less than 80% (based on the OLV) of the Vessels and the other Fixed Assets, (ii), all accounts receivable, inventory, equipment, general intangibles, and deposit accounts, and (iii) all other material assets and properties of the MLP, the Borrower, and their Subsidiaries, including all capital stock, partnership, joint venture, membership interests, or other equity interests; provided that,
      (A) equity interests in CF Martin Sulphur will not be pledged until (1) the CF Martin Sulphur Organization Documents no longer prohibit the MLP, the Borrower, or their Subsidiaries from granting a Lien and security interest in equity interests of CF Martin Sulphur or (2) Martin Resource, its Subsidiaries, or Affiliates own all of the equity interests in CF Martin Sulphur and CF Martin Sulphur General Partner, (B) general partnership interests in the Borrower shall not be pledged by the Borrower General Partner until (1) such time as the Borrower General Partner Organization Documents no longer prohibit the Borrower General Partner from granting a Lien and security interest in the general partnership interests of the Borrower and (2) such pledge shall not result in any material adverse tax consequences to the MLP or its Subsidiaries, and (C) if the grant of a Lien on any specific lease, contract right, governmental license or approval or similar property (collectively, the "Non-Pledgeable Collateral") is expressly prohibited by, or would cause a default under or termination, avoidance or forfeiture of, any lease, contract, license or Law to which the MLP, the Borrower, or any of their Subsidiaries is a party or is subject, then the Loan Parties shall not be required to grant a Lien to the Collateral Agent on such Non-Pledgeable Collateral; and provided further, that upon the request of the Administrative Agent, the Loan Parties agree to use commercially reasonable efforts to obtain any consents, authorizations, waivers, or other approvals that may be required in order to grant a Lien on Non-Pledgeable Collateral specifically requested by the Administrative Agent ("Required Approvals"). Subject to the preceding provisions of this Section 6.18(a), the Borrower and the MLP agree that upon the written request of the Administrative Agent, the MLP, the Borrower and/or their Subsidiaries, as applicable, shall, within 30 days from and after receipt of such written request, execute and deliver to the Administrative Agent supplemental Loan Documents, in form and substance satisfactory to the Administrative Agent and its counsel, securing payment of the Notes and the other Obligations and covering additional assets and properties not then encumbered by any Loan Documents (together with such other information, as may be requested by the Administrative Agent, each of which shall be in form and substance reasonably acceptable to the Administrative Agent) such that the Administrative Agent shall have received currently effective duly executed and perfected Collateral Documents encumbering substantially all of the assets of the MLP, the Borrower and each of their respective Subsidiaries as required by this Section 6.18(a) (it being acknowledged and agreed that if the Loan Parties cannot obtain all Required Approvals in respect of any specific Non-Pledgeable Collateral using commercially reasonable efforts, then the Loan Parties shall not be required to grant a Lien on such Non-Pledgeable Collateral to the Collateral Agent). Notwithstanding anything to the contrary set forth herein, no lease, contract or license between (x) the MLP, the Borrower or any of their Subsidiaries and (y) Martin Resource or any of its Subsidiaries shall prohibit a Lien in favor of, or foreclosure by, the Collateral Agent thereon."

      (I) SECTION 6.18(c) of the Credit Agreement is hereby amended by deleting in its entirety the second sentence thereof.

      (J) SECTION 7.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of subsection (p) thereof, (ii) deleting the period at the end of subsection (q) thereof and adding "; and" at the end of such subsection, and (iii) adding the following subsection (r) thereto:

            "(r) Liens encumbering the Acquired Assets (as such term is defined in the First Amendment) which, under the terms of the First Amendment, are expressly permitted to encumber such Acquired Assets.

      (k) The following is hereby added as the last sentence of SECTION 7.11 of the Credit Agreement:

            "Notwithstanding the foregoing, the Lenders hereby authorize the MLP, the Borrower and their respective Subsidiaries to enter into the Non-Offset Agreement."

      (l) SECTION 7.15(c) of the Credit Agreement (Minimum Net Worth) is hereby amended by replacing "$35,000,000" with "$40,000,000".

      (m) SECTION 7.15(e) of the Credit Agreement (Fixed Asset Coverage) is hereby amended as follows: (A) the phrase "subject to the Collateral Documents" is deleted and (B) each time the term "200%" appears, it is deleted and replaced by the term "the Minimum Fixed Asset Coverage Percentage".

      (n) SECTION 10.01(a) of the Credit Agreement is hereby amended by revising the clause "provided, however," to read as follows: "provided however, except as provided in Section 10.01(b),".

      (o) SECTION 10.01(b) of the Credit Agreement is hereby amended by adding the following sentence to the end thereof: "Any amendment to the definition of "Minimum Fixed Asset Coverage Percentage" must be by an instrument in writing executed by the Borrower, the Administrative Agent and the Super Majority Lenders."

      (p) SCHEDULE 2.01 to the Credit Agreement is hereby replaced in its entirety by a new SCHEDULE 2.01 in the form attached hereto as APPENDIX A.

      (q) SCHEDULE 5.21 to the Credit Agreement is hereby replaced in its entirety by a new SCHEDULE 5.21 in the form attached hereto as APPENDIX B.

      SECTION 3. Conditions of Effectiveness. The amendments to the Credit Agreement set forth in SECTION 2 of this First Amendment shall not be effective until the date (such date, the "FIRST AMENDMENT EFFECTIVE Date") each of the following conditions precedent has been satisfied in full:

      (a) The Administrative Agent shall have received the following:

            (i) a counterpart of this First Amendment executed by each of the parties hereto (which may be by telecopy transmission);

            (ii) Notes executed by the Borrower in favor of those Lenders increasing their Commitments hereunder and requesting such Notes, each in a principal amount equal to the increase in each such Lender's Committed Sum;

            (iii) from each Loan Party, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may require, certifying (A) resolutions authorizing the execution and performance of this First Amendment and the other Loan Documents which such Person is executing in connection herewith, (B) the incumbency and signature of the officer executing such documents, and (C) that there has been no change in such Person's Organizational Documents since November 6, 2002 (or, if there has been a change, attaching a copy thereof);

            (iv) a copy of the Tesoro Asset Purchase Agreement, and schedules and exhibits thereto (as supplemented or amended prior to the First Amendment Effective Date), certified by the Borrower as true and complete, in form and substance reasonably satisfactory to the Administrative Agent;

            (v) executed counterparts of the Mortgages and Security Agreements granting the Administrative Agent a first priority lien (subject only to Permitted Liens and, with respect to the Galveston Assets (defined below) and the Harbor Island Assets (defined below), the title exceptions and qualifications referenced in SECTION 3(a)(xiii) below) on (A) the Vessels (as defined in the Tesoro Asset Purchase Agreement) (the "TESORO VESSELS"), (b) other than the water bottom lease, coastal easements, and lease described on SCHEDULE 4(b) attached hereto, the Acquired Assets located on Pelican Island, Galveston County, Texas (the "GALVESTON ASSETS") and the Acquired Assets located on Harbor Island, Nueces County, Texas (the "HARBOR ISLAND ASSETS"), (C) two fertilizer plants located in Ector County, Texas, and one fertilizer plant located in Hale County, Texas (the "PLANTS"), (D) the assets acquired by the Borrower from Cross Oil Refining & Marketing, Inc. in October, 2003, and described on SCHEDULE 3(a)(v)(D) hereto (collectively, the "CROSS ASSETS"), and (E) the vessels acquired by the Borrower from Cenac Towing Company, Inc. in October, 2003, and described on SCHEDULE 3(a)(v)(E) hereto (collectively, the "CENAC VESSELS") (the Tesoro Vessels, the Galveston Assets, the Harbor Island Assets, the Plants, the Cross Assets, and the Cenac Vessels are collectively referred to herein as the "MORTGAGED ASSETS"), each of which shall be in form and substance satisfactory to the Administrative Agent and shall have been duly authorized, executed and delivered by each of the parties thereto;

            (vi) evidence that all recordings or filings of UCC financing statements, the Mortgages and such other documents as may be reasonably deemed necessary by the Administrative Agent to perfect the rights, titles and interests of the Lenders and the Administrative Agent in the Mortgaged Assets shall have been made, or arrangements satisfactory to the Administrative Agent shall have been made for the making of such recordings and filings in the appropriate places or offices;

            (vii) opinions dated as of the First Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, from Baker Botts L.L.P., counsel to each Loan Party and the General Partner;

            (viii) a duly completed Compliance Certificate, dated as of the First Amendment Effective Date, substantially in the form of EXHIBIT C to the Credit Agreement, signed by a Responsible Officer of the Borrower and a Responsible Officer of the MLP, demonstrating pro forma compliance with SECTIONS 7.15(a), (b), (c) and (d) of the Credit Agreement as of the end of the most recent fiscal quarter for which the Borrower is required to provide financial statements pursuant to SECTION 6.01(c), after giving effect to the Tesoro Acquisition and the making of the Loans on the First Amendment Effective Date, and, in each case, including the revenue adjustments and cost savings expected, in the good faith judgment of the management of the Loan Parties, to be achieved in connection with the Tesoro Acquisition to the extent such revenue adjustments and cost savings could be reflected in pro forma financial information complying with the requirements of Article XI of Regulation S-X under the Securities and Exchange Act of 1934, as if the Tesoro Acquisition had been consummated as of the first day of the relevant fiscal quarter;

            (ix) a certificate of a Responsible Officer of the Borrower, dated as of the First Amendment Effective Date, providing unaudited pro forma financial statements of the Borrower as of the end of the most recent fiscal quarter for which the Borrower is required to provide financial statements pursuant to SECTION 6.01(c), including balance sheet and statements of income and cash flow, giving effect on a pro forma basis (in a manner satisfactory to the Administrative Agent) to the Tesoro Acquisition and the making of the Loans on the First Amendment Effective Date, and, in each case, including the revenue adjustments and cost savings expected, in the good faith judgment of the management of the Loan Parties, to be achieved in connection with the Tesoro Acquisition to the extent such revenue adjustments and cost savings could be reflected in pro forma financial information complying with the requirements of Article XI of Regulation S-X under the Securities and Exchange Act of 1934, as if the Tesoro Acquisition had been consummated as of the first day of the relevant fiscal quarter;

            (x) a certificate signed by a Responsible Officer of the Borrower, dated as of the First Amendment Effective Date, certifying that:

                  (A) (1) the closing of the Tesoro Acquisition is being
            consummated on such date, simultaneously with the funding of the Loans under the Acquisition Subfacility being made on such date, and
            (2) the acquisition contemplated by the Additional Purchase Agreement (as defined in the Tesoro Asset Purchase Agreement) is being consummated on such date, simultaneously with the closing of the Tesoro Acquisition;

                  (B) attached to such certificate are additions to the Annexes to the Pledge and Security Agreement executed by the Borrower (the "BORROWER SECURITY AGREEMENT"), and, as amended by such additions, the Annexes to the Borrower Security Agreement and the Annexes to the Pledge and Security Agreements executed by the MLP and by Martin Operating GP LLC are accurate and complete in all material respects;

                  (C) except as otherwise set forth on SCHEDULE 5(b) to this
            First Amendment, both before and after taking into account the Tesoro Acquisition and the funding of Loans on such date, the representations and warranties contained in ARTICLE V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of such date except to the extent such representations and warranties relate solely to an earlier date;

                  (D) both before and after taking into account the Tesoro
            Acquisition, no Default or Event of Default has occurred and is continuing as of such date;

                  (E) since December 31, 2002 there has occurred no material adverse change in (x) the business, assets, liabilities (actual or contingent), operations, or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, or the

            MLP and its Subsidiaries, taken as a whole, or (y) any of the Mortgaged Assets or the Acquired Assets;

                  (F) there is no litigation, investigation or proceeding known to and affecting the Borrower or any Borrower Affiliate for which the Borrower is required to give notice pursuant to SECTION 6.03(c) of the Credit Agreement; and

                  (G) there are no actions, suits, investigations or proceedings pending or, to the knowledge of the MLP or the Borrower, threatened in any court or before any arbitrator or governmental authority by or against the Borrower, any Guarantor, the MLP General Partner, or any of their respective properties, that (x) if adversely determined, could reasonably be expected to materially and adversely affect the Borrower, any Guarantor, or any of the Mortgaged Assets or the Acquired Assets, or (y) seek to affect or pertain to any transaction contemplated hereby, the Tesoro Acquisition, or the ability of the Borrower or any Guarantor to perform its obligations under the Loan Documents;

            (xi) a certificate of a Responsible Officer, dated as of the First Amendment Effective Date, (A) listing the Material Agreements executed in connection with, or assumed in connection with, the Tesoro Acquisition, including without limitation the Transportation Services Agreement between the Borrower and Midstream Fuel Service LLC dated as of December 23, 2003, and the Terminal Services Agreement between the Borrower and Midstream Fuel Service LLC dated as of December 23, 2003, each executed as of the First Amendment Effective Date by Martin Resource Management Corporation and the Borrower, (B) attaching a copy of each of such Material Agreement, and (C) certifying that the Borrower has no knowledge of any material default thereunder by any party thereto;

            (xii) an appraisal of the Mortgaged Assets and the other Acquired Assets from an independent appraiser reasonably acceptable to the Administrative Agent setting forth the orderly liquidation value of (A) the Galveston Assets, the Tesoro Vessels and the Plants, which shall be at least $20,000,000, and (B) the other Acquired Assets;

            (xiii) with respect to the Mortgaged Assets that are real estate Collateral, (A) a commitment to issue a mortgagee's title policy and a pro forma policy issued by a title company reasonably satisfactory to the Administrative Agent (i) for all such real estate Collateral other than the Galveston Assets and the Harbor Island Assets, in form and substance reasonably satisfactory to the Administrative Agent (including such endorsements as the Administrative Agent shall reasonably require), and
      (ii) for the Galveston Assets and the Harbor Island Assets, containing such title exceptions and qualifications as are contained in the deeds or other instruments of conveyance under which the Borrower takes title to the Galveston Assets and the Harbor Island Assets in accordance with the Tesoro Asset Purchase Agreement, and in each case together with the payment of all premiums for the issuance of such title policy, and (B) if required by the Administrative Agent, a survey (if such Mortgaged Assets are located in Texas, such survey shall be a Texas Board of Professional Land Surveyors Surveyor's Manual Category 1A Condition II Land Title Survey, and if such Mortgaged Assets are located in Louisiana, such survey shall be a Class B Property Boundary Survey meeting the minimum surveying standards established by the Louisiana Professional Engineering and Land Surveying Board; provided however, that if the underwriter of the mortgagee's policies of title insurance requires surveys of a different type, the Borrower shall provide surveys meeting such requirements);

            (xiv) with respect to the Borrower's existing real property Collateral located in Jefferson County, Texas, a commitment to issue a mortgagee's title policy and a pro forma policy issued by a title company reasonably satisfactory to the Administrative Agent, which shall be in form and substance substantially similar to existing title insurance policy for such real property, together with the payment of all premiums for the issuance of such title policy;

            (xv) applications for certificates of documentation and such other documentation reasonably required by Administrative Agent to evidence transfer of title for each U.S. Flag Vessel from Tesoro to the Borrower and to evidence the Administrative Agent's Liens thereon;

            (xvi) an opinion of Borrower's insurance broker as to insurance coverage for the U.S. Flag Vessels that constitute Mortgaged Assets;

            (xvii) receipt of such landlord consents, tenant estoppels and other third-party approvals and consents in connection with the pledge by the Borrower of the Mortgaged Assets (other than with respect to the Galveston Assets and the Harbor Island Assets), as required by the Administrative Agent;

            (xviii) receipt of Phase I environmental study of the Acquired Assets with results satisfactory to the Administrative Agent;

            (xix) such other assurances, certificates, documents, consents or opinions as the Administrative Agent may require.

      (b) All fees due and payable at the First Amendment Effective Date shall have been paid, including the fees required by SECTION 6 of this First Amendment, and the Borrower shall have paid Attorney Costs of the Administrative Agent to the extent invoiced prior to, or on, the First Amendment Effective Date.

      SECTION 4. Further Assurances; Agreement of Administrative Agent and Lenders. (a) In order to induce the Administrative Agent and the Lenders to enter into this First Amendment, and notwithstanding anything to the contrary contained in the Credit Agreement, as amended hereby, the Borrower hereby agrees to deliver, and to cause the other Loan Parties to deliver, to the Administrative Agent, the following, in each case on or before the later of (x) the 30th day after the First Amendment Effective Date and (y) December 31, 2003:

            (i) executed counterparts of the Mortgages and Security Agreements granting the Administrative Agent a lien on the Acquired Assets located in Cameron Parish, Louisiana (other than the Subject Leasehold (defined below)) and Jefferson, Brazoria, and Calhoun Counties, Texas (other than the water bottom lease, coastal easements, and lease described on SCHEDULE 4(b) attached hereto (such Acquired Assets are collectively referred to herein as the "POST-CLOSING MORTGAGED ASSETS"), in each case subject only to Permitted Liens and the title exceptions and qualifications referred to in SECTION 4(a)(iv) below, and each of which shall be in form and substance satisfactory to the Administrative Agent and shall have been duly authorized, executed and delivered by each of the parties thereto; provided however, that if the grant of a Lien on any specific Post-Closing Mortgaged Asset or any portion thereof is expressly prohibited by, or would cause a default under or termination, avoidance or forfeiture of, any lease, contract, license or Law to which the MLP, the Borrower, or any of their Subsidiaries is a party or is subject, then the Loan Parties shall not be required to grant a Lien to the Collateral Agent on such Post-Closing Mortgaged Asset or portion thereof (as used herein, "SUBJECT LEASEHOLD" shall mean all of the Loan Parties' rights, titles and interests in, to and under that certain lease of approximately 17.4328 acres of land between Stream Family Limited Partnership and Tesoro effective March 1, 2003, and the personal property of the Loan Parties located thereon);

            (ii) evidence that all recordings or filings of UCC financing statements, the Mortgages and such other documents as may be reasonably deemed necessary by the Administrative Agent to perfect the rights, titles and interests of the Lenders and the Administrative Agent in the Post-Closing Mortgaged Assets shall have been made, or arrangements satisfactory to the Administrative Agent shall have been made for the making of such recordings and filings in the appropriate places or offices;

            (iii) opinions dated as of the date of delivery thereof, in form and substance reasonably satisfactory to the Administrative Agent, from (A) Baker Botts L.L.P., counsel to each Loan Party and the General Partner, and (B) local counsel to each Loan Party with respect to each deed of trust or mortgage executed by such Loan Party in connection with such Post-Closing Mortgaged Assets; and

            (iv) with respect to the Post-Closing Mortgaged Assets that are real estate Collateral, (A) a commitment to issue a mortgagee's title policy and a pro forma policy issued by a title company satisfactory to the Administrative Agent and containing such title exceptions and qualifications as are contained in the deeds or other instruments of conveyance under which the Loan Parties take title to such real estate Collateral in accordance with the Tesoro Asset Purchase Agreement, together with the payment of all premiums for the issuance of such title policy, (B) if required by the Administrative Agent, a survey (if such Mortgaged Assets are located in Texas, such survey shall be a Texas Board of Professional Land Surveyors Surveyor's Manual Category 1A Condition II Land Title Survey, and, if such Mortgaged Assets are located in Louisiana, such survey shall be a Class B Property Boundary Survey meeting the minimum surveying standards established by the Louisiana Professional Engineering and Land Surveying Board; provided however, that if the underwriter of the mortgagee's policies of title insurance requires surveys of a different type, the Borrower shall provide surveys meeting such requirements), and (C) such other certificates, authorizations, estoppels and waivers as shall be requested by the Administrative Agent pursuant to SECTION 6.18(b) of the Credit Agreement, in each case in form and substance satisfactory to the Administrative Agent; provided, however, that it is hereby acknowledged and agreed by the Administrative Agent, the Lenders, and the Loan Parties that the Administrative Agent and the Lenders shall not require the delivery of, and that the Loan Parties shall be under no obligation to deliver, any certificate, landlord consent, subordination and non-disturbance agreement, tenant or other estoppel, or other third party consent, authorization or waiver in connection with the Acquired Assets and the pledge by the Borrower and the other Loan Parties thereof, except as set forth in SECTION 4(b) below).

      (b) In order to induce the Administrative Agent and the Lenders to enter into this First Amendment, the Borrower hereby agrees to use reasonable commercial efforts to obtain consents from the relevant Governmental Authorities in the States of Louisiana and Texas with respect to the assignment by Tesoro to the Borrower under and in accordance with the Tesoro Asset Purchase Agreement of the water bottom lease and coastal easements described on SCHEDULE 4(b) attached hereto.

      (c) The Administrative Agent, the Collateral Agent and the Lenders hereby acknowledge and agree that (i) during the period from the Closing Date to and including the date hereof the Loan Parties have been in compliance with the requirements of SECTION 6.18 of the Credit Agreement, and (ii) subject to the satisfaction of the conditions precedent contained in SECTION 3(a)(v) of this Amendment, on the date hereof the Loan Parties shall be in compliance with the requirements of SECTION 6.18 of the Credit Agreement, as amended hereby.

      SECTION 5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this First Amendment, the Borrower represents and warrants to the Administrative Agent and to each Lender that:

      (a) This First Amendment, the Credit Agreement as amended hereby and each Loan Document have been duly authorized, executed and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity).

      (b) Except as provided on SCHEDULE 5(b) hereto, the representations and warranties set forth in ARTICLE V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the First Amendment Effective Date, after giving effect to this First Amendment and the Tesoro Acquisition, as if made on and as of the First Amendment Effective Date except to the extent such representations and warranties relate solely to an earlier date.

      (c) As of the date hereof, at the time of and after giving effect to this First Amendment and the Tesoro Acquisition, no Default or Event of Default has occurred and is continuing.

      (d) Except as provided on SCHEDULE 4(b) hereto, no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution and delivery of this First Amendment, the performance by the Borrower or any Loan Party of its obligations hereunder, or the Tesoro Acquisition. Each of this First Amendment and the Tesoro Acquisition has been duly authorized by all necessary corporate, partnership, or limited liability company action. The execution, delivery and performance of this First Amendment and the documents and transactions contemplated hereby, and the consummation of the Tesoro Acquisition does not and will not (a) contravene the terms of the Borrower's or any other Loan Party's Organization Documents, (b) conflict with or result in any breach or contravention of, or result in creation of any Lien (other than Liens in favor of the Administrative Agent) under, any document evidencing any material Contractual Obligation to which the Borrower or any other Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or any other Loan Party is subject, or (c) violate any material provision and Law applicable to any Loan Party.

      (e) The Borrower knows of no reason why the consents from the relevant Governmental Authorities in the States of Louisiana and Texas with respect to the assignment by Tesoro to the Borrower under and in accordance with the Tesoro Asset Purchase Agreement of the water bottom lease and coastal easements described on SCHEDULE 4(b) hereto will not be obtained in due course by the Borrower after the First Amendment Effective Date, and the Borrower does not believe that such consents will contain any condition or requirement the compliance with which would reasonably be expected to result in a Material Adverse Effect.

      SECTION 6. Costs. The Borrower agrees to pay on demand reasonable Attorney Costs of the Administrative Agent and all other costs and expenses of the Administrative Agent, in connection with the preparation, execution and delivery of this First Amendment and any other documents executed in connection herewith.

      SECTION 7. Fees. The Borrower shall pay to each Lender on the First Amendment Effective Date, a fee equal to 0.125% of the amount of each such Lender's Committed Sum. The foregoing fees shall be paid to the Administrative Agent, on behalf of each approving Lender.

      SECTION 8. Effect of Amendment. (a) This First Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent or the Lenders may now have under or in connection with the Credit Agreement, as amended by this First Amendment. Except as otherwise expressly provided by this First Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this First Amendment and such Credit Agreement shall be read and construed as one instrument.

      (b) Each of the undersigned Guarantors hereby consents to and accepts the terms and conditions of this First Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions thereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this First Amendment. The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, are unimpaired by this First Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.

      SECTION 9. Miscellaneous. This First Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this First Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This First Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this First Amendment, it shall not be necessary to produce or account for more than one such counterpart. This First Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

      SECTION 10. Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS FIRST AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      SECTION 11. Additional Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this First Amendment.


                         [SIGNATURES BEGIN ON NEXT PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

                           MARTIN OPERATING PARTNERSHIP L.P.,
                           a Delaware limited partnership, as Borrower

                           By: MARTIN OPERATING GP LLC,
                               its General Partner

                               By: MARTIN MIDSTREAM PARTNERS L.P.,
                                   its Sole Member

                                   By: MARTIN MIDSTREAM GP LLC,
                                       its General Partner

                                       By: /s/ Ruben S. Martin, III
                                           -------------------------------------
                                           Ruben S. Martin, III
                                           President and Chief Executive Officer



                           MARTIN MIDSTREAM PARTNERS L.P.,
                           a Delaware limited partnership, as a Guarantor

                           By: MARTIN MIDSTREAM GP LLC,
                               its General Partner

                               By: /s/ Ruben S. Martin, III
                                   -------------------------------
                                   Ruben S. Martin, III
                                   President and Chief Executive Officer


        THIS IS A SIGNATURE PAGE TO THE MARTIN OPERATING PARTNERSHIP L.P.
                       FIRST AMENDMENT TO CREDIT AGREEMENT

                           MARTIN OPERATING GP LLC,
                           a Delaware limited liability company, as a Guarantor

                           By: MARTIN MIDSTREAM PARTNERS L.P.,
                               its Sole Member

                               By: MARTIN MIDSTREAM GP LLC,
                                   its General Partner

                                   By: /s/ Ruben S. Martin, III
                                       ---------------------------------
                                       Ruben S. Martin, III
                                       President and Chief Executive Officer


        THIS IS A SIGNATURE PAGE TO THE MARTIN OPERATING PARTNERSHIP L.P.
                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                   ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent


                                   By:     /s/ Ada Pagano
                                           -------------------------------------
                                   Name:   Ada Pagano
                                           -------------------------------------
                                   Title:  Managing Director RBCCM
                                           -------------------------------------


        THIS IS A SIGNATURE PAGE TO THE MARTIN OPERATING PARTNERSHIP L.P.
                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                   ROYAL BANK OF CANADA, as a Lender,
                                   as L/C Issuer, and as Swing Line Lender


                                   By:     /s/ Jason York
                                           -------------------------------------
                                   Name:   Jason York
                                           -------------------------------------
                                   Title:  Attorney-In-Fact
                                           -------------------------------------


        THIS IS A SIGNATURE PAGE TO THE MARTIN OPERATING PARTNERSHIP L.P.
                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                   COMERICA BANK (successor by merger with
                                   Comerica Bank - Texas), as a Lender


                                   By:     /s/ Paul L. Strange
                                           -------------------------------------
                                   Name:   Paul L. Strange
                                           -------------------------------------
                                   Title:  Senior Vice President
                                           -------------------------------------


        THIS IS A SIGNATURE PAGE TO THE MARTIN OPERATING PARTNERSHIP L.P.
                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                 SOUTHWEST BANK OF TEXAS, N.A., as a Lender


                                 By:     /s/ Kenneth R. Batson, III
                                         ---------------------------------------
                                 Name:   Kenneth R. Batson, III
                                         ---------------------------------------
                                 Title:  Assistant Vice President Energy Lending
                                         ---------------------------------------


        THIS IS A SIGNATURE PAGE TO THE MARTIN OPERATING PARTNERSHIP L.P.
                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                   WHITNEY NATIONAL BANK, as a Lender


                                   By:     /s/ Robert Raney
                                           -------------------------------------
                                   Name:   Robert Raney
                                           -------------------------------------
                                   Title:  Banking Officer
                                           -------------------------------------


        THIS IS A SIGNATURE PAGE TO THE MARTIN OPERATING PARTNERSHIP L.P.
                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                   HIBERNIA NATIONAL BANK, as a Lender


                                   By:     /s/ Gary Culbertson
                                           -------------------------------------
                                   Name:   Gary Culbertson
                                           -------------------------------------
                                   Title:  Vice President
                                           -------------------------------------


        THIS IS A SIGNATURE PAGE TO THE MARTIN OPERATING PARTNERSHIP L.P.
                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                                                      APPENDIX A

                                  SCHEDULE 2.01

                                   COMMITMENTS


                                                              Revolver Facility

                                                        Acquisition           Working
Lender                           Term Loan Facility     Subfacility           Capital
                                                                            Subfacility

Royal Bank of Canada               $ 9,722,222.22      $ 6,507,936.51      $ 3,769,841.27

Comerica Bank                      $ 6,250,000.00      $ 7,500,000.00      $ 6,250,000.00

Southwest Bank of Texas, N.A       $ 4,166,666.66      $ 4,166,666.67      $ 4,166,666.67

Whitney National Bank              $ 4,861,111.12      $ 3,968,253.97      $ 3,670,634.91

Hibernia National Bank             $            0      $ 7,857,142.85      $ 7,142,857.15

TOTAL:                             $   25,000,000      $   30,000,000      $   25,000,000

                                                               $   55,000,000


                                   Appendix A

                                                                      APPENDIX B

                                  SCHEDULE 5.21

                                     VESSELS


   VESSEL NAME                IDENTIFICATION NUMBER                 FLAG                       OWNER
   -----------                ---------------------                 ----                       -----
   Annie Jeanne                       633613                        U.S.                     Borrower
    Anne Blake                        567170                        U.S.                     Borrower
      Brooke                          638713                        U.S.                     Borrower
    Herndon R                         586238                        U.S.                     Borrower
     Jeanie G                         561236                        U.S.                     Borrower
      MF 731                          662943                        U.S.                     Borrower
      MF 732                          662944                        U.S.                     Borrower
       PIC                            589995                        U.S.                     Borrower
     TTT 101                          602061                        U.S.                     Borrower
     TTT 102                          602062                        U.S.                     Borrower
     TTT 104                          633292                        U.S.                     Borrower
     TTT 105                          932209                        U.S.                     Borrower
     TTT 251                          974023                        U.S.                     Borrower
     TTT 252                          974024                        U.S.                     Borrower
     TTT 261                         1053079                        U.S.                     Borrower
     TTT 310                          982537                        U.S.                     Borrower
     TTT 320                         1063123                        U.S.                     Borrower
     TTT 330                         1063035                        U.S.                     Borrower
    Dani Mayes                        634102                        U.S.                     Borrower
  Jo Ann Edwards                      630572                        U.S.                     Borrower
    Joel Smith                        984928                        U.S.                     Borrower
   Mary Edwards                       296384                        U.S.                     Borrower
     MGM 1650                         552444                        U.S.                     Borrower
     MGM 2350                         552443                        U.S.                     Borrower
     MGM 3001                         999818                        U.S.                     Borrower
     MGM 3002                         999817                        U.S.                     Borrower
     MGM 601                         1038570                        U.S.                     Borrower
     MGM 602                         1038569                        U.S.                     Borrower
      Orion                           251737                        U.S.                     Borrower
     Poseidon                         552864                        U.S.                     Borrower
Martin Challenger                    1051672                        U.S.                     Borrower
 Martin Endeavor                      523487                        U.S.                     Borrower
  Martin Spirit                       653760                        U.S.                     Borrower
  Martin Voyager                      523750                        U.S.                     Borrower
     MGM 401                          563916                        U.S.                     Borrower
     MGM 402                          563917                        U.S.                     Borrower
     MGM 403                          563919                        U.S.                     Borrower
     MGM 501                         1035344                        U.S.                     Borrower
     MGM 502                         1035345                        U.S.                     Borrower
  Martin Admiral                      523032                        U.S.                     Borrower
  Martin Captain                      557601                        U.S.                     Borrower
 Martin Commander                     530608                        U.S.                     Borrower


                                   Appendix B

   VESSEL NAME                IDENTIFICATION NUMBER                 FLAG                       OWNER
   -----------                ---------------------                 ----                       -----
 Martin Commodore                     523751                        U.S.                     Borrower
     MMLP 110                         550340                        U.S.                     Borrower
     MMLP 112                         176247                        U.S.                     Borrower
     MMLP 114                         633584                        U.S.                     Borrower
     MMLP 115                         517903                        U.S.                     Borrower
     MMLP 116                         512345                        U.S.                     Borrower
     MMLP 117                        1061638                        U.S.                     Borrower
     MMLP 118                         976562                        U.S.                     Borrower
     MMLP 119                         642815                        U.S.                     Borrower
     MMLP 219                         506316                        U.S.                     Borrower
     MMLP 220                         506317                        U.S.                     Borrower
     MMLP 221                         506139                        U.S.                     Borrower
     MMLP 222                         514372                        U.S.                     Borrower
 Martin Navigator                     632798                        U.S.                     Borrower


                                   Appendix B

                                                             SCHEDULE 3(A)(V)(D)

                                  CROSS ASSETS

The real property described below and the equipment, inventory, and fixtures located upon the real property described below or upon the adjacent banks, bed, or waters of the Ouachita River.

Real Property

A part of the Northeast Quarter of Section 27, Township 15 South, Range 15 West, Ouachita County, Arkansas, being more particularly described as follows:

Commencing from the Northeast Corner of the Northeast Quarter of the Northeast Quarter of said Section 27, thence along the North line of said Forty, North 89 degrees 57 minutes 50 seconds West for a distance of 660.29 feet to a Found I.P. for a point of beginning, thence South 01 degrees 15 minutes 00 seconds West for a distance of 429.00 feet to a Found I.P., thence North 89 degrees 57 minutes 50 seconds West for a distance of 747.00 feet, thence North 01 degrees 23 minutes 05 seconds East for a distance of 162.46 feet, thence South 89 degrees 57 minutes 50 seconds East for a distance of 85.99 feet to a point on the shore line of the Ouachita River, thence along said shore line, North 64 degrees 59 minutes 56 seconds East for a distance of 59.29 feet, thence along said shore line, North 28 degrees 51 minutes 06 seconds East for a distance of 113.79 feet, thence along said shore line, North 34 degrees 19 minutes 51 seconds East for a distance of 171.51 feet to the North line of said forty, thence along the North line of said Forty, South 89 degrees 57 minutes 50 seconds East for a distance of 461.07 feet to the point of beginning. Said property contains 6.13 acres more or less.

Easements and adjacent purchase rights granted in Warranty Deeds recorded in Book 611, Pages 437, 443 and 449.


                               Schedule 3(a)(v)(D)

                                                             SCHEDULE 3(A)(V)(E)

                                  CENAC VESSELS

  VESSEL NAME                IDENTIFICATION NUMBER                 FLAG                       OWNER
  -----------                ---------------------                 ----                       -----
    MMLP 220                         506317                        U.S.                     Borrower
    MMLP 219                         506316                        U.S.                     Borrower
Martin Navigator                     632798                        U.S.                     Borrower


                               Schedule 3(a)(v)(E)

                                                                   SCHEDULE 4(B)

                         AUTHORIZATIONS, CONSENTS, ETC.

Water Bottom Leases and Coastal Easements:

Consent of State of Louisiana, as lessor, is required under Water Bottom Lease dated effective January 31, 2002 between State of Louisiana and Tesoro Marine Services, Inc. (Cameron East Water Bottom Lease)

Consent of Texas General Land Office, as grantor, is required under Commercial Coastal Easement No. LC940024 between David Dewhurst, Commissioner, Texas General Land Office, and Tesoro Marine Services, Inc. dated effective January 31, 1999 to January 30, 2004 (Harbor Island Coastal Easement)

Consent of Texas School Land Board, as grantor, is required under Coastal Easement No. 89-061 between Texas School Land Board, as grantor, and America Petrofina Pipe Line Company dated effective January 9, 1989 (Harbor Island Coastal Easement)

Consent of Texas General Land Office, as grantor, is required under Commercial Coastal Easement No. LC970041 between Jerry E. Patterson, Commissioner, Texas General Land Office, and Tesoro Coastwide Services Co. dated effective April 30, 2003 (Sabine Pass Coastal Easement)

Other Leases:

Consent of Nueces County, Texas, as lessor, is required under Lease Agreement between Nueces County, Texas, as lessor, and Harbor Island Terminal, Inc. dated effective June 20, 1985 (Harbor Island)


                                  Schedule 4(b)

                                                                   SCHEDULE 5(B)

                                   DISCLOSURES

None.



                                  Schedule 5(b)